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                                                                   EXHIBIT 10.39

[LOGO]

                                                                October 25, 2000

Lone Star Steel Company
T&N Lone Star Warehouse Co.
Lone Star Logistics, Inc.
15680 N. Dallas Parkway, Suite 500
Dallas, Texas 75248

Ladies and Gentlemen:

We refer you to the Financing Agreement between you and us, as Agent and Lender, dated March 12, 1999 as supplemented and amended herein (the "Financing Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Financing Agreement.

This letter shall confirm that, pursuant to mutual consent and understanding, effective immediately, the Financing Agreement shall be, and hereby is, amended as follows:

1. The definition of Borrowing Base as set forth in Section 1. DEFINITIONS is deleted in its entirety and replaced with the following text:

     "Borrowing Base shall mean the sum of (a) eighty five percent (85%) of each of the Companies' aggregate outstanding Eligible Accounts Receivable, plus
     (b) the lesser of (i) sixty percent (60%) of aggregate value of each of the Companies' Eligible Inventory, valued at the lower of cost or market, on a first in, first out basis, or (ii) $75,000,000 (herein the "Inventory Loan Cap")."

2. The definition of Revolving Line of Credit as set forth in Section 1. DEFINITIONS is deleted in its entirety and replaced with the following text:

     "Revolving Line of Credit shall mean the aggregate commitment of the Lenders to make loans and advances pursuant to Section 3 of this Financing Agreement and issue Letters of Credit Guaranties pursuant to Section 5 hereof to the Companies, in the aggregate amount of $120,000,000."

3.   The last sentence of sub-paragraph 7.11(b)(ii) in Section 7.
     Representations, Warranties and Covenants is deleted in its entirety and replaced with the following text:

     "7.11(b)(ii) $16,000,000.00 for the Fiscal Year ending December 31, 2000, and $16,000,000.00 for each Fiscal Year thereafter."

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Lone Star Steel Company
Amendment dated October 25, 2000
Page 2

To compensate us for the use of our in-house legal department and facilities in documenting this amendment, you agree to pay us a Documentation Fee equal to $375.00. Said amount shall be due and payable upon the date hereof and will be charged to your loan account under the Financing Agreement.

Except as herein specifically provided, the Financing Agreement remains in full force and effect in accordance with its terms, and no other charges in the terms or provisions of the Financing Agreement are intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

Very truly yours,

THE CIT GROUP/BUSINESS
CREDIT, INC., as Agent and Lender


By  /s/ Eric Maloy
   -------------------------------------------------
   Title: AVP/AE



Read and Agreed to:


LONE STAR STEEL COMPANY


BY  /s/ Charles J. Keszler
   -------------------------------------------------
   Title: Vice President & Treasurer



T&N LONE STAR WAREHOUSE CO.


BY  /s/ Charles J. Keszler
   -------------------------------------------------
   Title: Vice President & Asst. Treasurer



LONE STAR LOGISTICS, INC.


BY  /s/ Charles J. Keszler

   -------------------------------------------------
   Title: Vice President & Asst. Treasurer